                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL
               TO TENDER 7.50% SENIOR SUBORDINATED NOTES DUE 2012
                                       OF

                              JO-ANN STORES, INC.
                 Pursuant to the Exchange Offer and Prospectus
                               Dated June 9, 2004

  THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JULY 9,
     2004, OR SUCH LATER TIME AND DATE TO WHICH THE OFFER IS EXTENDED (THE
                              "EXPIRATION DATE").

                 The exchange agent for the Exchange Offer is:

                               NATIONAL CITY BANK

         By Mail:                By Hand or Overnight             New York Drop:
                                       Courier:
    National City Bank            National City Bank           The Depository Trust
      P.O. Box 92301          Corporate Trust Operations              Company
Cleveland, Ohio 44193-0900     3rd Floor -- North Annex     Transfer Agent Drop Service
                                  4100 West 150th St.             55 Water Street
                              Cleveland, Ohio 44135-1385      Jeanette Park Entrance
                                                             New York, New York 10041

                          By Facsimile: (216) 222-9326
                      Confirm by Telephone: (216) 222-2552

     Originals of all documents sent by facsimile should be promptly sent to the exchange agent by registered or certified mail, by hand, or by overnight delivery service.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that it has received the prospectus, dated June 9, 2004, of Jo-Ann Stores, Inc., an Ohio corporation (the "Company"), and this Letter of Transmittal, which together constitute our offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $100,000,000 of its 7.50% Senior Subordinated Notes due 2012, which have been registered under the Securities Act of 1933 (the "Exchange Notes"), for a like principal amount of its outstanding 7.50% Senior Subordinated Notes due 2012 (the "Outstanding Notes").

     IF YOU DESIRE TO EXCHANGE YOUR OUTSTANDING NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF EXCHANGE NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be completed by holders of our Outstanding Notes either if (i) such Outstanding Notes are to be forwarded herewith, (ii) if tenders of such Outstanding Notes are to be made by book-entry transfer to an account maintained by the exchange agent at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the prospectus under the heading "The Exchange Offer -- Book-Entry Transfer" or
(iii) tender of such notes is to be made by means of DTC's Automated Tender Offer Program ("ATOP"), subject to the terms and procedures of that system. If delivery is made through ATOP, the holder must transmit an agent's message to the exchange account at DTC. The term "agent's message" means a message, transmitted to DTC and received by the exchange agent and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the holder agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against the holder.

     If you are a registered holder of Outstanding Notes and desire to tender your Outstanding Notes but (i) your Outstanding Notes are currently unavailable,
(ii) insufficient time exists for your Outstanding Notes or other required documents to reach the exchange agent before the expiration of the Exchange Offer, or (iii) you cannot complete the procedure for book-entry transfer on a timely basis, you must tender your Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures."

-------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OUTSTANDING NOTES TENDERED
-------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S) AS THE SAME   CERTIFICATE NUMBER(S)     AGGREGATE PRINCIPAL
  APPEARS ON THE 7.50% SENIOR SUBORDINATED NOTES DUE 2012         OF TENDERED               AMOUNT OF
                (PLEASE FILL IN, IF BLANK)                     OUTSTANDING NOTES*      OUTSTANDING NOTES**
-------------------------------------------------------------------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------

                                                            ------------------------------------------------
                                                                 TOTAL PRINCIPAL
                                                                 AMOUNT TENDERED
-------------------------------------------------------------------------------------------------------------
  * Need not be completed by noteholders delivering shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that the entire principal amount evidenced by each note listed above and delivered to the exchange agent is being tendered hereby.
-------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

                          BOXES BELOW TO BE CHECKED BY
                      ELIGIBLE GUARANTOR INSTITUTIONS ONLY

[ ] CHECK HERE IF OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING.

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF OUTSTANDING NOTES ARE BEING TENDERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY).

   Name(s) of Registered Holder(s):
      --------------------------------------------------------------------------

   Window Ticket Number (if any):
     ---------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
                          ------------------------------------------------------

   Name of Institution which Guaranteed Delivery:
                     -----------------------------------------------------------

          If Guaranteed Delivery is to be made By Book-Entry Transfer:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-
    EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR OUTSTANDING NOTES
    FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:
--------------------------------------------------------------------------------

   Address:
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the Outstanding Notes listed above pursuant to the Company's offer to exchange its Exchange Notes for its Outstanding Notes, in $1,000 increments, upon the terms and subject to the conditions contained in the prospectus dated June 9, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the prospectus constitute the Exchange Offer).

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (A) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES LISTED ABOVE AND TENDERED HEREBY, (B) WHEN THE OUTSTANDING NOTES LISTED ABOVE AND TENDERED HEREBY ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ANY AND ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND (C) THE OUTSTANDING NOTES LISTED ABOVE AND TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES.

     The undersigned understands that the tender of the Outstanding Notes listed above pursuant to any one of the procedures set forth in the prospectus and in the instructions to this Letter of Transmittal will, upon the Company's acceptance of Outstanding Notes for exchange, constitute a binding agreement between the undersigned and the Company as to the terms and conditions set forth in the prospectus.

     The undersigned hereby represents and warrants that:

     - the undersigned (or the person or entity receiving Exchange Notes pursuant to this Letter of Transmittal) is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other person);

     - neither the undersigned nor any such person or entity is engaging in or intends to engage in a distribution of the Exchange Notes;

     - neither the undersigned nor any such person or entity has an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

     - neither the undersigned nor any such person or entity is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of the Company; and

     - the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933. If the undersigned is a broker-dealer and the Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

     Unless otherwise indicated in this Letter of Transmittal under "Special Delivery Instructions," certificates for the Exchange Notes will be issued in the name of the undersigned. If, for any reason, any tendered Outstanding Notes are not accepted for exchange in the Exchange Offer, certificates for those unaccepted Outstanding Notes will be returned without charge at the address shown below or at a different address if one is listed under "Special Delivery Instructions." Any unaccepted Outstanding Notes that have been tendered by book-entry transfer will be credited to an account with DTC, as soon as reasonably practicable after the Expiration Date.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes listed above and tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus, this tender is irrevocable.

     THE UNDERSIGNED HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE NOTES LISTED IN SUCH BOX ABOVE.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

  To be completed ONLY if the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above under "Description of Outstanding Notes Tendered."

Check appropriate box:

  [ ] Mail certificates to:

  [ ] Issue certificates to:

Name:
------------------------------------------------------------

                        (PLEASE PRINT)
Address:
--------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Taxpayer Identification or Social Security No.
                                                                    ------------

                        TENDERING NOTEHOLDERS: SIGN HERE

     To be completed by all tendering noteholders. Must be signed by the registered holder exactly as name appears on the Outstanding Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Dated:
--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


Area Code and Telephone No.:
--------------------------------------------------------------------------------
               (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                              SIGNATURE GUARANTEE
                      (IF REQUIRED BY INSTRUCTION 1 BELOW)

Authorized Signature
--------------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

Name and Title
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)



Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)



Area Code and Telephone Number
   -----------------------------------------------------------------------------

IMPORTANT:  COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF
TRANSMITTAL

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Outstanding Notes tendered hereby are tendered (a) by the holder(s) (which term, for purposes of this document, shall include any participant in DTC's system whose name appears on a security position listing as the record owner of the Outstanding Notes) thereof, unless such holder has completed the box entitled "Special Delivery Instructions" above or (b) for the account of an Eligible Institution, as defined below. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners but not holders of the Outstanding Notes and who seek to tender Outstanding Notes should (i) contact the holder of such Outstanding Notes and instruct such holder to tender on such holder's behalf, (ii) obtain and include with this Letter of Transmittal Outstanding Notes properly endorsed for transfer by the holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Outstanding Notes from the holder to such beneficial owner and comply with the requirements applicable to holders for tendering Outstanding Notes on or prior to the Expiration Date.

     An Eligible Institution is (a) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.,
(b) a commercial bank, (c) a trust company having an officer or correspondent in the United States or (d) an eligible guarantor institution as provided by Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND TENDERED OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES. The tendered Outstanding Notes, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof), should be mailed or delivered to the exchange agent at one of the addresses listed above.

     Noteholders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the exchange agent on or before the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company with the prospectus, must be received by the exchange agent before the Expiration Date; and (iii) the certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures."

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedures, the exchange agent must receive a Notice of Guaranteed Delivery before the expiration of the Exchange Offer.

     The method of delivery of Outstanding Notes and the Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the noteholder. Instead of delivery by mail, you should use an overnight or hand delivery service. In all cases, you should allow for sufficient time to ensure delivery to the exchange agent before the expiration of the Exchange Offer. You may request your broker, dealer, commercial bank, trust company or nominee to effect these transactions for you. YOU SHOULD NOT SEND ANY TENDERED OUTSTANDING NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE COMPANY.

     3. PARTIAL TENDERS. If you are tendering less than the entire principal amount of Outstanding Notes represented by a certificate, you should fill in the principal amount you are tendering in the third column of the box entitled "Description of Outstanding Notes Tendered." The entire principal amount of Outstanding Notes listed on the certificate delivered to the exchange agent will be deemed to have been tendered unless you fill in the appropriate box. If the entire amount of all Outstanding Notes is not tendered, a certificate will be issued for the principal amount of those Outstanding Notes not tendered.

     4. SIGNATURE ON THE LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than the registered holder of the tendered Outstanding Notes, such notes must be endorsed or accompanied by appropriate bond powers and signed by the registered holder exactly as such registered holder's name appears on the tendered Outstanding Notes. Signatures on such Outstanding Notes and bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any tendered Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and, unless waived by the Company, submit proper evidence satisfactory to the Company of their authority to so act with this Letter of Transmittal.

     5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes in the Exchange Offer. However, transfer taxes will be payable by you (or the tendering holder if you are signing this Letter of Transmittal on behalf of a tendering holder) if (i) certificates representing the Exchange Notes or notes issued to replace any Outstanding Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, a person other than the registered holder; (ii) tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Outstanding Notes according to the Exchange Offer.

     6. INADEQUATE SPACE. If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of tendered Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive, in its sole discretion, any and all conditions to the Exchange Offer and accept for exchange any Outstanding Notes tendered.

     8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any holder of Outstanding Notes whose notes have been mutilated, lost, stolen or destroyed should contact the exchange agent for further instructions on how to tender Outstanding Notes pursuant to the Exchange Offer.

     9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the exchange agent at one of its addresses or telephone numbers listed on the front of this Letter of Transmittal. Additional copies of the prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

     10. FORM W-9. You must provide the exchange agent with a correct Taxpayer Identification Number ("TIN") for the holder on the enclosed Substitute Form W-9. If the holder is an individual, the TIN is his or her social security number. If you do not provide the required information on the Form W-9, you may be subject to federal income tax withholding on certain payments made to holders of Exchange Notes. Certain holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. For additional information, please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. To prove to the exchange agent that a foreign individual qualifies as an exempt holder, the foreign individual must submit a Form W-8, signed under penalties of perjury, certifying as to that individual's exempt status. You can obtain a Form W-8 from the exchange agent.

     11. MISCELLANEOUS. All questions as to the validity, form, eligibility, time of receipt, acceptance, and withdrawal of tendered Outstanding Notes will be resolved by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Outstanding Notes not properly tendered or any Outstanding Notes the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes tendered. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. None of the Company, the exchange agent or any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering noteholder promptly after the expiration of the Exchange Offer.

------------------------------------------------------------------------------------------------------------------
                                         PAYOR'S NAME: NATIONAL CITY BANK
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX   TIN:
         FORM W-9           AT THE RIGHT AND CERTIFY BY SIGNING AND
                            DATING BELOW.                                  ---------------------------------------
                                                                           Social Security Number
                                                                           or
                                                                           Employer Identification
                                                                           Number
                            --------------------------------------------------------------------------------------
   PAYOR'S REQUEST FOR      PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
 TAXPAYER IDENTIFICATION    Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as
    NUMBER ("TIN") AND      instructed therein.
      CERTIFICATION
                            --------------------------------------------------------------------------------------
                            PART III -- Certification -- Under penalties of perjury, I certify that:
                            (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                            (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service ("IRS")
                                that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                            (3) I am a U.S. person (including a U.S. resident alien); and
                            (4) All information provided in this form is true, correct and complete.
                            --------------------------------------------------------------------------------------




                            SIGNATURE: -------------------------------     DATE: ---------------------------------
------------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature:                                                    Date: ---------------------------------
  ------------------------------------------------------